                                                                    Exhibit 10.4

________________________________________________________________________________

                          REVOLVING CREDIT AGREEMENT

                        Dated as of September 27, 2000

                                    between

                                 ALLFIRST BANK

                   not in its individual capacity but solely
                            as Subordination Agent,
                         as agent and trustee for the
                  Midway Airlines Pass Through Trust 2000-1B,


                                  as Borrower

                                      and

                     MORGAN STANLEY CAPITAL SERVICES INC.,

                             as Liquidity Provider


________________________________________________________________________________


                                  Relating to

                  Midway Airlines Pass Through Trust 2000-1B
               10.07% Midway Airlines Pass Through Certificates,
                                Series 2000-1B

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
                                                             ARTICLE I
DEFINITIONS

         Section 1.01. Certain Defined Terms...................................................................         1

                                                             ARTICLE II

AMOUNT AND TERMS OF THE COMMITMENT

         Section 2.01.  The Advances...........................................................................         8
         Section 2.02.  Making the Advances....................................................................         8
         Section 2.03.  Fees...................................................................................        10
         Section 2.04.  Reduction or Termination of the Maximum Commitment.....................................        10
         Section 2.05.  Repayments of Interest Advances or the Final Advance...................................        11
         Section 2.06.  Repayments of Provider Advances........................................................        11
         Section 2.07.  Payments to the Liquidity Provider
                        Under the Intercreditor Agreement......................................................        12
         Section 2.08.  Book Entries...........................................................................        13
         Section 2.09.  Payments from Available Funds Only.....................................................        13
         Section 2.10.  Extension of the Expiry Date; Non-Extension Advance....................................        13

                                                             ARTICLE III

OBLIGATIONS OF THE BORROWER

         Section 3.01   Increased Costs........................................................................        14
         Section 3.02   Capital Adequacy.......................................................................        15
         Section 3.03.  Payments Free of Deductions............................................................        15
         Section 3.04.  Payments...............................................................................        16
         Section 3.05.  Computations...........................................................................        16
         Section 3.06.  Payment on Non-Business Days...........................................................        16
         Section 3.07.  Interest...............................................................................        17
         Section 3.08.  Replacement of Borrower................................................................        18
         Section 3.09.  Funding Loss Indemnification...........................................................        18
         Section 3.10.  Illegality.............................................................................        19

                                                             ARTICLE IV
CONDITIONS PRECEDENT

         Section 4.01.  Conditions Precedent to Effectiveness of Section 2.01..................................        19
         Section 4.02.  Conditions Precedent to Borrowing......................................................        21

                                                             ARTICLE V

COVENANTS

         Section 5.01.  Affirmative Covenants of the Borrower..................................................        21
         Section 5.02.  Negative Covenants of the Borrower.....................................................        22

                                                             ARTICLE VI

LIQUIDITY EVENTS OF DEFAULT

         Section 6.01.  Liquidity Events of Default............................................................        22

                                                             ARTICLE VII

MISCELLANEOUS

         Section 7.01.  Amendments, Etc........................................................................        23
         Section 7.02.  Notices, Etc...........................................................................        23
         Section 7.03.  No Waiver: Remedies....................................................................        23
         Section 7.04.  Further Assurances.....................................................................        24
         Section 7.05.  Indemnification; Survival of Certain Provisions........................................        24
         Section 7.06.  Liability of the Liquidity Provider....................................................        24
         Section 7.07.  Costs, Expenses and Taxes..............................................................        25
         Section 7.08.  Binding Effect; Participations.........................................................        25
         Section 7.09.  Severability...........................................................................        27
         Section 7.10.  GOVERNING LAW..........................................................................        27
         Section 7.11.  Submission to Jurisdiction; Waiver of Jury Trial;
                         Waiver of Immunity.....................................................................       27
         Section 7.12.  Execution in Counterparts..............................................................        28
         Section 7.13.  Entirety...............................................................................        28
         Section 7.14.  Headings...............................................................................        28
         Section 7.15.  LIQUIDITY PROVIDER'S OBLIGATION
                         TO MAKE ADVANCES.......................................................................       28

ANNEX I           Interest Advance Notice of Borrowing

ANNEX II          Non-Extension Advance Notice of Borrowing

ANNEX III         Downgrade Advance Notice of Borrowing

ANNEX IV          Final Advance Notice of Borrowing

ANNEX V           Notice of Termination

ANNEX VI          Notice of Replacement Subordination Agent

EXHIBIT I         Form of Guarantee Agreement

                           REVOLVING CREDIT AGREEMENT

          This REVOLVING CREDIT AGREEMENT dated as of September 27, 2000, between ALLFIRST BANK, a Maryland state-chartered commercial bank ("Allfirst"),
                                                                    --------
not in its individual capacity but solely as Subordination Agent under the Intercreditor Agreement (each as defined below), as agent and trustee for the Class B Trust (as defined below) (the "Borrower"), and MORGAN STANLEY CAPITAL
                                       --------
SERVICES INC., a Delaware corporation ("MSCS" or the "Liquidity Provider").
                                        ----          ------------------


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, pursuant to the Class B Trust Agreement (such term and all other capitalized terms used in these recitals having the meanings set forth or referred to in Section 1.01), the Class B Trust is issuing the Class B Certificates;

          WHEREAS, the Borrower, in order to support the timely payment of a portion of the interest on the Class B Certificates in accordance with their terms, has requested the Liquidity Provider to enter into this Agreement, providing in part for the Borrower to request in specified circumstances that Advances be made hereunder; and

          WHEREAS, the Liquidity Provider has requested Morgan Stanley Dean Witter & Co. (the "Guarantor") to enter into a Guarantee Agreement, providing
                   ---------
for the full and unconditional guarantee of the Liquidity Provider's obligations under this Agreement (the "Guarantee Agreement");
                           -------------------


          NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01. Certain Defined Terms.  (a)  Definitions.  As used in
                        ---------------------        -----------
this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise, the following capitalized terms shall have the following respective meanings for all purposes of this Agreement:

          "Additional Cost" has the meaning assigned to such term in Section
           ---------------
     3.01.

          "Advance" means an Interest Advance, a Final Advance or a Provider
           -------
     Advance, as the case may be.

          "Applicable Liquidity Rate" has the meaning assigned to such term in
           -------------------------
     Section 3.07(f).

          "Applicable Margin" means (x) with respect to any Unpaid Advance or
           -----------------
     Applied Provider Advance, 2.25% and (y) with respect to any Unapplied Downgrade Advance or Unapplied Non-Extension Advance, 0.50 %.

          "Applied Downgrade Advance" has the meaning assigned to such term in
           -------------------------
     Section 2.06(a).

          "Applied Non-Extension Advance" has the meaning assigned to such term
           -----------------------------
     in Section 2.06(a).

          "Applied Provider Advance" has the meaning assigned to such term in
           ------------------------
     Section 2.06(a).

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
     time to time, which rate per annum shall at all times be equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Provider from three Federal funds brokers of recognized standing selected by it, plus (b) one-quarter of one percent (1/4 of 1%).

          "Base Rate Advance" means an Advance that bears interest at a rate
           -----------------
     based upon the Base Rate.

          "Borrower" has the meaning assigned to such term in the recital of
           --------
     parties to this Agreement.

          "Borrowing" means the making of Advances requested by delivery of a
           ---------
     Notice of Borrowing.

          "Business Day" means any day other than a Saturday or Sunday or a day
           ------------
     on which commercial banks are required or authorized to close in Charlotte, North Carolina, Baltimore, Maryland, New York, New York, or, so long as any Class B Certificate is outstanding, the city and state in which the Class B Trustee, the Borrower or any Loan Trustee maintains its Corporate Trust Office or receives or disburses funds, and, if the applicable Business Day relates to any Advance or other amount bearing interest based on the LIBOR Rate, on which dealings are carried on in the London interbank market.

          "Depositary" has the meaning assigned to such term in the Deposit
           ----------
     Agreement.

          "Deposit Agreement" means the Deposit Agreement dated the Closing Date
           -----------------
     between First Union Trust Company, National Association, as Escrow Agent and Allfirst Bank, as Depositary, pertaining to the Class B Certificates, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Downgrade Advance" means an Advance made pursuant to Section 2.02(c).
           -----------------

          "Effective Date" has the meaning specified in Section 4.01.  The
           --------------
     delivery of the certificate of the Liquidity Provider contemplated by
     Section 4.01(e) shall be conclusive evidence that the Effective Date has occurred.

          "Excluded Taxes" means (i) taxes imposed on the overall net income of
           --------------
     the Liquidity Provider or of its Lending Office by the jurisdiction where such Liquidity Provider's principal office or such Lending Office is located, and (ii) Excluded Withholding Taxes.

          "Excluded Withholding Taxes" means (i) withholding Taxes imposed by
           --------------------------
     the United States except to the extent that such United States withholding Taxes are imposed as a result of any change in applicable law after the date hereof (excluding from change in applicable law for this purpose a change in an applicable treaty or other change in law affecting the applicability of a treaty), or in the case of a successor Liquidity Provider (including a transferee of an Advance) or Lending Office, after the date on which such successor Liquidity Provider obtains its interest or on which the Lending Office is changed, and (ii) any withholding Taxes imposed by the United States which are imposed or increased as a result of the Liquidity Provider failing to deliver to the Borrower any certificate or document (which certificate or document in the good faith judgment of the Liquidity Provider it is legally entitled to provide) which is reasonably requested by the Borrower to establish that payments under this Agreement are exempt from (or entitled to a reduced rate of) withholding Tax.

          "Expenses" means liabilities, obligations, damages, settlements,
           --------
     penalties, claims, actions, suits, costs, expenses, and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation), provided that Expenses shall not include any Taxes.

          "Expiry Date" means September 25, 2001, initially, or any date to
           -----------
     which the Expiry Date is extended pursuant to Section 2.10.

          "Final Advance" means an Advance made pursuant to Section 2.02(d).
           -------------

          "Guarantee Agreement" has the meaning assigned to such term in the
           -------------------
     preliminary statements of this Agreement.

          "Guarantee Event" has the meaning specified in Section 2.02(c)
           ---------------

          "Guarantor" has the meaning assigned to such term in the preliminary
           ---------
     statements of this Agreement.

          "Intercreditor Agreement" means the Intercreditor Agreement dated the
           -----------------------
     date hereof, among the Trustees, the Liquidity Provider, the liquidity provider under each Liquidity Facility (other than this Agreement) and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Interest Advance" means an Advance made pursuant to Section 2.02(a).
           ----------------

          "Interest Period" means, with respect to any LIBOR Advance, each of
           ---------------
     the following periods:

          (i)  the period beginning on the third Business Day following either
               (x) the Liquidity Provider's receipt of the Notice of Borrowing for such LIBOR Advance or (y) the withdrawal of funds from the Class B Cash Collateral Account for the purpose of paying interest on the Class B Certificates as contemplated by Section 2.06(a) hereof and, in either case, ending on the next Regular Distribution Date (or ending, in the case of an Interest Period applicable to any Unapplied Provider Advance, on the numerically corresponding day in the first or sixth calendar month after the first day of the applicable Interest Period and/or on the next Regular Distribution Date, as Midway may select by providing notice thereof to the Borrower and the Liquidity Provider no later than three Business Days prior to the commencement of such Interest Period, provided that if Midway shall not provide such a
                                --------
               notice at least three Business Days prior to the commencement of such Interest Period, then Midway shall be deemed to have selected an Interest Period ending on the next Regular Distribution Date); and

         (ii) each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next Regular Distribution Date (or ending, in the case of an Interest Period applicable to any Unapplied Provider Advance, on the numerically corresponding day in the first or sixth calendar month after the first day of the applicable Interest Period and/or on the next Regular Distribution Date, as Midway may select by providing notice thereof to the Borrower and the Liquidity Provider no later than three Business
               Days prior to the commencement of such Interest Period, provided
                                                                       --------
               that if Midway shall not provide such a notice at least three Business Days prior to the commencement of such Interest Period, then Midway shall be deemed to have selected an Interest Period ending on the next Regular Distribution Date);

     provided, however, that (I) if an Unapplied Provider Advance which is a
     --------  -------
     LIBOR Advance becomes an Applied Provider Advance, the Interest Period then applicable to such Unapplied Provider Advance shall be applicable to such Applied Provider Advance, (II) if (x) the Final Advance shall have been made, or (y) other outstanding Advances shall have been converted into the Final Advance, then the Interest Periods shall be successive periods of one month beginning on the third Business Day following the Liquidity Provider's receipt of the Notice of Borrowing for such Final Advance (in the case of clause (x) above) or the Regular Distribution Date following such conversion (in the case of clause (y) above) and (III) each Interest Period shall end on or prior to the next Regular Distribution Date.

          "Leased Aircraft Participation Agreement" means a participation
           ---------------------------------------
     agreement substantially in the form of Exhibit A-1 to the Note Purchase Agreement.

          "Lending Office" means the lending office of the Liquidity Provider
           --------------
     presently located at New York, New York, or such other lending office as the Liquidity Provider from time to time shall notify the Borrower as its lending office hereunder; provided that the Liquidity Provider shall not change its Lending Office to a Lending Office outside the United States of America except in accordance with Section 3.01, 3.02 or 3.03 hereof.

          "LIBOR Advance" means an Advance bearing interest at a rate based upon
           -------------
     the LIBOR Rate.

          "LIBOR Rate" means, with respect to any Interest Period, (i) the rate
           ----------
     per annum appearing on display page 3750 (British Bankers Association-LIBOR) of the Dow Jones Markets Service (or any successor or substitute therefor) at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period, or (ii) if the rate calculated pursuant to clause (i) above is not available, the average (rounded upwards, if necessary, to the next 1/16 of 1%) of the rates per annum at which deposits in dollars are offered for the relevant Interest Period by three banks of recognized standing selected by the Liquidity Provider in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the LIBOR Advance to which such Interest Period is to apply and for a period comparable to such Interest Period.

          "Liquidity Event of Default" means the occurrence of either (a) the
           --------------------------
     Acceleration of all of the Equipment Notes or (b) an Midway Bankruptcy
     Event.

          "Liquidity Indemnitee" means (i) the Liquidity Provider, (ii) the
           --------------------
     Guarantor, (iii) the respective directors, officers, employees and agents of the Liquidity Provider and the Guarantor, and (iv) the successors and permitted assigns of the persons described in clauses (i) through (iii), inclusive.

          "Liquidity Provider" has the meaning assigned to such term in the
           ------------------
     recital of parties to this Agreement.

          "Maximum Commitment" shall mean, subject to the proviso contained in
           ------------------
     the third sentence of Section 2.02(a), at any time of determination, (a) the Required Amount at such time less (b) the aggregate amount of each Interest Advance outstanding at such time; provided that following a Provider Advance or a Final Advance, the Maximum Commitment shall be zero.

          "Non-Extension Advance" means an Advance pursuant to Section 2.02(b).
           ---------------------

          "Notice of Borrowing" has the meaning specified in Section 2.02(e).
           -------------------

          "Notice of Replacement Subordination Agent" has the meaning specified
           -----------------------------------------
     in Section 3.08.

          "Offering Memorandum" means the Offering Memorandum dated September
           -------------------
     22, 2000 relating to the Certificates.

          "Owned Aircraft Participation Agreement" means a participation
           --------------------------------------
     agreement substantially in the form of Exhibit C-1 to the Note Purchase Agreement.

          "Participation Agreements" means, collectively, the Leased Aircraft
           ------------------------
     Participation Agreement and the Owned Aircraft Participation Agreement.

          "Performing Note Deficiency" means any time that less than 65% of the
           --------------------------
     then aggregate outstanding principal amount of all Equipment Notes are Performing Equipment Notes.

          "Provider Advance" means a Downgrade Advance or a Non-Extension
           ----------------
     Advance.

          "Regulatory Change" has the meaning assigned to such term in Section
           -----------------
     3.01.

          "Replenishment Amount" has the meaning assigned to such term in
           --------------------
     Section 2.06(b).

          "Required Amount" means, for any day, the sum of the aggregate amount
           ---------------
     of interest, calculated at the rate per annum equal to the Stated Interest Rate for the Class B Certificates, that would be payable on the Class B Certificates on each of the three successive semiannual Regular Distribution Dates immediately following such day or, if such day is a Regular Distribution Date, on such day and the succeeding two semiannual Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of the Class B Certificates on such day and without regard to expected future payments of principal on the Class B Certificates.

          "Termination Date" means the earliest to occur of the following: (i)
           ----------------
     the Expiry Date; (ii) the date on which the Borrower delivers to the Liquidity Provider a certificate, signed by a Responsible Officer of the Borrower, certifying that all of the Class B Certificates have been paid in full (or provision has been made for such payment in accordance with the Intercreditor Agreement and the Trust Agreements) or are otherwise no longer entitled to the benefits of this Agreement; (iii) the date on which the Borrower delivers to the Liquidity Provider a certificate, signed by a Responsible Officer of the Borrower, certifying that a Replacement Liquidity Facility has been substituted for this Agreement in full pursuant to Section 3.6(e) of the Intercreditor Agreement; (iv) the fifth Business Day following the receipt by the Borrower of a Termination Notice from the Liquidity Provider pursuant to Section 6.01 hereof; and (v) the date on which no Advance is or may (including by reason of reinstatement as herein provided) become available for a Borrowing hereunder.

          "Termination Notice" means the Notice of Termination substantially in
           ------------------
     the form of Annex IV to this Agreement.

          "Transferee" has the meaning assigned to such term in Section 7.08(b).
           ----------

          "Unapplied Downgrade Advance" means any Downgrade Advance other than
           ---------------------------
     an Applied Downgrade Advance.

          "Unapplied Non-Extension Advance" means any Non-Extension Advance
           -------------------------------
     other than an Applied Non-Extension Advance.

          "Unapplied Provider Advance" means any Provider Advance other than an
           --------------------------
     Applied Provider Advance.

          "Unpaid Advance" has the meaning assigned to such term in Section
           --------------
     2.05.

          (b)  Terms Defined in the Intercreditor Agreement.  For all purposes
               --------------------------------------------
of this Agreement, the following terms shall have the respective meanings assigned to such terms in the Intercreditor Agreement:

     "Acceleration", "Midway", "Midway Bankruptcy Event", "Certificates", "Class
      ------------    ------    -----------------------    ------------    -----
     B Cash Collateral Account", "Class B Certificates", "Class B
     -------------------------    --------------------    -------
     Certificateholder", "Class B Trust", "Class B Trust Agreement", "Class B
     -----------------    -------------    -----------------------    -------
     Trustee", "Class A Certificates", "Class C Certificates", "Closing Date",
     -------    --------------------    --------------------    ------------
     "Controlling Party", "Corporate Trust Office", "Distribution Date",
      -----------------    ----------------------    -----------------
     "Downgraded Facility", "Equipment Notes", "Final Legal Distribution Date",
     --------------------    ---------------    -----------------------------
     "Financing Agreement", "Indenture",  "Interest Payment Date", "Investment
      -------------------    ---------     ---------------------    ----------
     Earnings", "Liquidity Facility", "Liquidity Obligations", "Loan Trustee",
     --------    ------------------    ---------------------    ------------
     "MSCS Fee Letter", "MSCS Liquidity Facilities", "Non-Extended Facility",
     ----------------    -------------------------    ---------------------
     "Note Purchase Agreement", "Operative Agreements", "Performing Equipment
     ------------------------    --------------------    --------------------
     Note", "Person", "Placement Agents", "Placement Agreement", "Pool Balance",
     ----    ------    ----------------    -------------------    ------------
     "Rating Agencies", "Ratings Confirmation", "Regular Distribution Dates",
      ---------------    --------------------    --------------------------
     "Replacement Liquidity Facility", "Responsible Officer", "Scheduled
     -------------------------------    -------------------    ---------
     Payment", "Special Payment", "Stated Interest Rate", "Subordination Agent",
                ---------------    --------------------    -------------------
     "Taxes", "Threshold Rating", "Trust Agreement", "Trustee", and "Written
      -----    ----------------    ---------------    -------        -------
     Notice".
     ------

                                  ARTICLE II

                      AMOUNT AND TERMS OF THE COMMITMENT

          Section 2.01.  The Advances.  The Liquidity Provider hereby
                         ------------
irrevocably agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until 12:00 Noon (New York City time) on the Expiry Date (unless the obligations of the Liquidity Provider shall be earlier terminated in accordance with the terms of Section 2.04(b)) in an aggregate amount at any time outstanding not to exceed the Maximum Commitment.

          Section 2.02.  Making the Advances.  (a)  Interest Advances shall be
                         -------------------
made in one or more Borrowings by delivery to the Liquidity Provider of one or more written and completed

Notices of Borrowing in substantially the form of Annex I attached hereto, signed by a Responsible Officer of the Borrower, in an amount not exceeding the Maximum Commitment at such time and shall be used solely for the payment when due of the interest on the Class B Certificates at the Stated Interest Rate therefor in accordance with Section 3.6(a) of the Intercreditor Agreement. Each Interest Advance made hereunder shall automatically reduce the Maximum Commitment and the amount available to be borrowed hereunder by subsequent Advances by the amount of such Interest Advance (subject to reinstatement as provided in the next sentence). Upon repayment to the Liquidity Provider in full of the amount of any Interest Advance made pursuant to this Section 2.02(a), together with accrued interest thereon (as provided herein), the Maximum Commitment shall be reinstated by the amount of such repaid Interest Advance; provided, however, that the Maximum Commitment shall not be so reinstated at
--------  -------
any time if (i) a Liquidity Event of Default shall have occurred and be continuing and (ii) there is a Performing Note Deficiency.

          (b) A Non-Extension Advance shall be made in a single Borrowing if this Agreement is not extended in accordance with Section 3.6(d) of the Intercreditor Agreement (unless a Replacement Liquidity Facility to replace this Agreement shall have been delivered to the Borrower as contemplated by said
Section 3.6(d) within the time period specified in such Section) by delivery to the Liquidity Provider of a written and completed Notice of Borrowing in substantially the form of Annex II attached hereto, signed by a Responsible Officer of the Borrower, in an amount equal to the Maximum Commitment at such time, and shall be used to fund the Class B Cash Collateral Account in accordance with said Section 3.6(d) and Section 3.6(f) of the Intercreditor Agreement.

          (c) A Downgrade Advance shall be made in a single Borrowing, as provided for in Section 3.6(c) of the Intercreditor Agreement, (i) upon a downgrading of the Guarantor's short-term unsecured debt rating issued by either Rating Agency below the applicable Threshold Rating or (ii) if the Guarantee Agreement ceases to be in full force and effect, becomes invalid or unenforceable or the Guarantor denies its liability thereunder (any such occurrence, a "Guarantee Event"), unless a Replacement Liquidity Facility to replace this Agreement shall have been previously delivered to the Borrower in accordance with said Section 3.6(c), by delivery to the Liquidity Provider of a written and completed Notice of Borrowing in substantially the form of Annex III attached hereto, signed by a Responsible Officer of the Borrower, in an amount equal to the Maximum Commitment at such time, and shall be used to fund the Class B Cash Collateral Account in accordance with said Section 3.6(c) and
Section 3.6(f) of the Intercreditor Agreement.

          (d) A Final Advance shall be made in a single Borrowing upon the receipt by the Borrower of a Termination Notice from the Liquidity Provider pursuant to Section 6.01 hereof by delivery to the Liquidity Provider of a written and completed Notice of Borrowing in substantially the form of Annex IV attached hereto, signed by a Responsible Officer of the

Borrower, in an amount equal to the Maximum Commitment at such time, and shall be used to fund the Class B Cash Collateral Account (in accordance with Section 3.6(i) of the Intercreditor Agreement) and Section 3.6(f) of the Intercreditor Agreement.

          (e)  Each Borrowing shall be made on notice in writing(a "Notice of
                                                                    ---------
Borrowing") in substantially the form required by Section 2.02(a), 2.02(b),
---------
2.02(c) or 2.02(d), as the case may be, given by the Borrower to the Liquidity Provider. If a Notice of Borrowing is delivered by the Borrower in respect of any Borrowing no later than 1:00 PM (New York City time) on a Business Day, upon satisfaction of the conditions precedent set forth in Section 4.02 with respect to a requested Borrowing, the Liquidity Provider shall make available to the Borrower, in accordance with its payment instructions, the amount of such Borrowing in U.S. dollars and immediately available funds, before 4:00 PM (New York City time) on the day of receipt of such Notice of Borrowing or on such later Business Day specified in such Notice of Borrowing. If a Notice of Borrowing is delivered by the Borrower in respect of any Borrowing after 1:00 PM (New York City time) on a Business Day, upon satisfaction of the conditions precedent set forth in Section 4.02 with respect to a requested Borrowing, the Liquidity Provider shall make available to the Borrower, in accordance with its payment instructions, the amount of such Borrowing in U.S. dollars and immediately available funds, before 4:00 PM (New York City time) on the first Business Day next following the day of receipt of such Notice of Borrowing or on such later Business Day specified by the Borrower in such Notice of Borrowing. Payments of proceeds of a Borrowing shall be made by wire transfer of immediately available funds to the Borrower in accordance with such wire transfer instructions as the Borrower shall furnish from time to time to the Liquidity Provider for such purpose. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

          (f) Upon the making of any Advance requested pursuant to a Notice of Borrowing, in accordance with the Borrower's payment instructions, the Liquidity Provider shall be fully discharged of its obligation hereunder with respect to such Notice of Borrowing, and the Liquidity Provider shall not thereafter be obligated to make any further Advances hereunder in respect of such Notice of Borrowing to the Borrower or to any other Person. If the Liquidity Provider makes an Advance requested pursuant to a Notice of Borrowing before 12:00 Noon (New York City time) on the second Business Day after the date of payment specified in said Section 2.02(e), the Liquidity Provider shall have fully discharged its obligations hereunder with respect to such Advance and an event of default shall not have occurred hereunder. Following the making of any Advance pursuant to Section 2.02(b), (c) or (d) hereof to fund the Class B Cash Collateral Account, the Liquidity Provider shall have no interest in or rights to the Class B Cash Collateral Account, such Advance or any other amounts from time to time on deposit in the Class B Cash Collateral Account; provided that the foregoing shall not affect or impair the obligations of the Subordination Agent to make the distributions contemplated by Section 3.6(e) or (f) of the Intercreditor Agreement. By paying to the Borrower proceeds of Advances requested by the Borrower in accordance with the provisions of this Agreement, the Liquidity

Provider makes no representation as to, and assumes no responsibility for, the correctness or sufficiency for any purpose of the amount of the Advances so made and requested.

          Section 2.03.  Fees.  Subject to Section 2.09, the Borrower agrees to
                         ----
pay to the Liquidity Provider the fees set forth in the MSCS Fee Letter.

          Section 2.04.  Reduction or Termination of the Maximum Commitment.
                         --------------------------------------------------

          (a)  Automatic Reduction.  Promptly following each date on which the
               -------------------
Required Amount is reduced as a result of a reduction in the Pool Balance of the Class B Certificates or otherwise, the Maximum Commitment shall automatically be reduced to an amount equal to such reduced Required Amount (as calculated by the Borrower). The Borrower shall give notice of any such automatic reduction of the Maximum Commitment to the Liquidity Provider within two Business Days thereof. The failure by the Borrower to furnish any such notice shall not affect such automatic reduction of the Maximum Commitment.

          (b)  Termination.  Upon the making of any Provider Advance or Final
               -----------
Advance hereunder or the occurrence of the Termination Date, the obligation of the Liquidity Provider to make further Advances hereunder shall automatically and irrevocably terminate, and the Borrower shall not be entitled to request any further Borrowing hereunder.

          Section 2.05.  Repayments of Interest Advances or the Final Advance.
                         ----------------------------------------------------
Subject to Sections 2.06, 2.07 and 2.09 hereof, the Borrower hereby agrees, without notice of an Advance or demand for repayment from the Liquidity Provider (which notice and demand are hereby waived by the Borrower), to pay, or to cause to be paid, to the Liquidity Provider on each date on which the Liquidity Provider shall make an Interest Advance or the Final Advance, an amount equal to
(a) the amount of such Advance (any such Advance, until repaid, is referred to herein as an "Unpaid Advance"), plus (b) interest on the amount of each such
              --------------
Unpaid Advance as provided in Section 3.07 hereof; provided that if (i) the
                                                   --------
Liquidity Provider shall make a Provider Advance at any time after making one or more Interest Advances which shall not have been repaid in accordance with this
Section 2.05 or (ii) this Liquidity Facility shall become a Downgraded Facility or Non-Extended Facility at any time when unreimbursed Interest Advances have reduced the Maximum Commitment to zero, then such Interest Advances shall cease to constitute Unpaid Advances and shall be deemed to have been changed into an Applied Downgrade Advance or Applied Non-Extension Advance for all purposes of this Agreement (including, without limitation, for the purpose of determining when such Interest Advance is required to be repaid to the Liquidity Provider in accordance with Section 2.06 and for the purposes of Section 2.06(b)). The Borrower and the Liquidity Provider agree that the repayment in full of each Interest Advance and Final Advance on the date such Advance is made is intended to be a contemporaneous exchange for new value given to the Borrower by the Liquidity Provider.

          Section 2.06.  Repayments of Provider Advances.  (a)  Amounts advanced
                         -------------------------------
hereunder in respect of a Provider Advance shall be deposited in the Class B Cash Collateral Account, invested and withdrawn from the Class B Cash Collateral Account as set forth in Sections 3.6(c), (d) and (f) of the Intercreditor Agreement. The Borrower agrees to pay to the Liquidity Provider, on each Regular Distribution Date, commencing on the first Regular Distribution Date after the making of a Provider Advance, interest on the principal amount of any such Provider Advance as provided in Section 3.07; provided, however, that
                                                   --------  -------
amounts in respect of a Provider Advance withdrawn from the Class B Cash Collateral Account for the purpose of paying interest on the Class B Certificates in accordance with Section 3.6(f) of the Intercreditor Agreement (the amount of any such withdrawal being (x) in the case of a Downgrade Advance, an "Applied Downgrade Advance" and (y) in the case of a Non-Extension Advance,
    -------------------------
an "Applied Non-Extension Advance" and, together with an Applied Downgrade
    -----------------------------
Advance, an "Applied Provider Advance") shall thereafter (subject to Section
             ------------------------
2.06(b)) be treated as an Interest Advance under this Agreement for purposes of determining the Applicable Liquidity Rate for interest payable thereon; provided
                                                                        --------
further, however, that if, following the making of a Provider Advance, the
-------  -------
Liquidity Provider delivers a Termination Notice to the Borrower pursuant to
Section 6.01 hereof, such Provider Advance shall thereafter be treated as a Final Advance under this Agreement for purposes of determining the Applicable Liquidity Rate for interest payable thereon. Subject to Sections 2.07 and 2.09 hereof, immediately upon the withdrawal of any amounts from the Class B Cash Collateral Account on account of a reduction in the Required Amount, the Borrower shall repay to the Liquidity Provider a portion of the Provider Advances in a principal amount equal to such reduction, plus interest on the principal amount prepaid as provided in Section 3.07 hereof.

          (b) At any time when an Applied Provider Advance (or any portion thereof) is outstanding, upon the deposit in the Class B Cash Collateral Account of any amount pursuant to clause "third" of Section 2.4(b) of the Intercreditor Agreement, clause "third" of Section 3.2 of the Intercreditor Agreement or clause "fourth" of Section 3.3 of the Intercreditor Agreement (any such amount being a "Replenishment Amount") for the purpose of replenishing or increasing
         --------------------
the balance thereof up to the Required Amount at such time, (i) the aggregate outstanding principal amount of all Applied Provider Advances (and of Provider Advances treated as an Interest Advance for purposes of determining the Applicable Liquidity Rate for interest payable thereon) shall be automatically reduced by the amount of such Replenishment Amount and (ii) the aggregate outstanding principal amount of all Unapplied Provider Advances shall be automatically increased by the amount of such Replenishment Amount.

          (c) Upon the provision of a Replacement Liquidity Facility in replacement of this Agreement in accordance with Section 3.6(e) of the Intercreditor Agreement, amounts remaining on deposit in the Class B Cash Collateral Account after giving effect to any Applied Provider Advance on the date of such replacement shall be reimbursed to the Liquidity Provider, but only to the extent such amounts are necessary to repay in full to the Liquidity Provider all amounts owing to it hereunder.

          Section 2.07.  Payments to the Liquidity Provider Under the
                         --------------------------------------------
Intercreditor Agreement.  In order to provide for payment or repayment to the
-----------------------
Liquidity Provider of any amounts hereunder, the Intercreditor Agreement provides that amounts available and referred to in Articles II and III of the Intercreditor Agreement, to the extent payable to the Liquidity Provider pursuant to the terms of the Intercreditor Agreement (including, without limitation, Section 3.6(f) of the Intercreditor Agreement), shall be paid to the Liquidity Provider in accordance with the terms thereof. Amounts so paid to the Liquidity Provider shall be applied by the Liquidity Provider to Liquidity Obligations then due and payable in accordance with the Intercreditor Agreement or, if not provided for in the Intercreditor Agreement, then in such manner as the Liquidity Provider shall deem appropriate.

          Section 2.08.  Book Entries.  The Liquidity Provider shall maintain in
                         ------------
accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower resulting from Advances made from time to time and the amounts of principal and interest payable hereunder and paid from time to time in respect thereof; provided, however, that the failure by the Liquidity
                         --------  -------
Provider to maintain such account or accounts shall not affect the obligations of the Borrower in respect of Advances.

          Section 2.09.  Payments from Available Funds Only.  All payments to be
                         ----------------------------------
made by the Borrower under this Agreement shall be made only from the amounts that constitute Scheduled Payments, Special Payments or payments under Section
7.01 of the Participation Agreements and Section 6 of the Note Purchase Agreement and only to the extent that the Borrower shall have sufficient income or proceeds therefrom to enable the Borrower to make payments in accordance with the terms hereof after giving effect to the priority of payments provisions set forth in the Intercreditor Agreement. The Liquidity Provider agrees that it will look solely to such amounts to the extent available for distribution to it as provided in the Intercreditor Agreement and this Agreement and that the Borrower, in its individual capacity, is not personally liable to it for any amounts payable and shall have no liability under this Agreement except as expressly provided in this Agreement, the Intercreditor Agreement or any Participation Agreement. Amounts on deposit in the Class B Cash Collateral Account shall be available to the Borrower to make payments under this Agreement only to the extent and for the purposes expressly contemplated in Section 3.6(f) of the Intercreditor Agreement.

          Section 2.10.  Extension of the Expiry Date; Non-Extension Advance.
                         ---------------------------------------------------
The Expiry Date shall be automatically extended, effective on the 25/th/ day prior to each Expiry Date (unless such Expiry Date is on or after the date that is 15 days after the Final Legal Distribution Date for the Class B Certificates), for a period of 364 days after such Expiry Date (unless the obligations of the Liquidity Provider are earlier terminated in accordance with the terms hereof), without the necessity of any act on the part of the Borrower or the Liquidity Provider, unless the Liquidity Provider shall advise the Borrower prior to such 25/th/ day that it does not agree to such extension of such Expiry Date, in which event (and if the Liquidity Provider shall not have been replaced in accordance with Section 3.6(e) of the Intercreditor Agreement), the Borrower shall be entitled on and after such 25/th/ day (but prior to such Expiry Date) to request a Non-Extension Advance in accordance with Section 2.02(b) hereof and
Section 3.6(d) of the Intercreditor Agreement.

                                  ARTICLE III

                          OBLIGATIONS OF THE BORROWER

          Section 3.01   Increased Costs.  If the Liquidity Provider shall
                         ---------------
reasonably determine that (a) any change, after the Effective Date, in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof or in the compliance by the Liquidity Provider(or any corporation controlling the Liquidity Provider) with any applicable direction, request or requirement (whether or not having the force of law) of any central bank or competent governmental or other authority shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans or loan commitments made by, the Liquidity Provider pursuant to this Agreement and (b) the result of any event referred to in clause (a) shall be to increase the cost to the Liquidity Provider of issuing or maintaining its commitment hereunder or funding or maintaining Advances (which increase in cost shall be determined by the Liquidity Provider's reasonable allocations of the aggregate of such cost increases resulting from such event among similarly affected credit and funding facilities), or to reduce the amount of any sum received or receivable by the Liquidity Provider under this Agreement with respect thereto, then, upon demand by the Liquidity Provider (such demand to be made as soon as practicable, but not later than 30 days after a Responsible Officer of the Liquidity Provider obtains or reasonably should have obtained knowledge of any event referred to in clause (a) above), and subject to Section 2.09, the Borrower shall pay, or cause to be paid, to the Liquidity Provider, from time to time as specified by the Liquidity Provider, additional amounts which shall be sufficient to compensate the Liquidity Provider for such increased cost or reduction; provided that if such demand for payment is made after such 30-day period, the Borrower shall be obligated to pay such additional amounts only with respect to such increased cost or reduction actually incurred or effected on or after the 30th day prior to the date of such demand. A certificate as to such increased cost or reduction (which shall set forth in reasonable detail the basis for such increased cost on reduction) incurred by the Liquidity Provider as a result of any event mentioned in clause (a) above, prepared in reasonable detail and submitted by the Liquidity Provider to the Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

          The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this Section 3.01 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider. The Liquidity Provider agrees that if it shall make a demand for payment of additional amounts under this Section the Borrower shall have the right to obtain a Replacement Liquidity Facility in replacement of this Agreement in accordance with Section 3.6(e) of the Intercreditor Agreement.

          Section 3.02   Capital Adequacy.  If the Liquidity Provider shall
                         ----------------
reasonably determine that the adoption, after the Effective Date, of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change, after the Effective Date, in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Liquidity Provider (or any corporation controlling the Liquidity Provider) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of requiring an increase in the amount of capital required to be maintained by the Liquidity Provider (or any corporation controlling the Liquidity Provider) as a consequence of issuing or maintaining its commitment hereunder or its funding or maintaining Advances and such increase is based upon the Liquidity Provider's obligations hereunder and in respect of similar obligations, then, upon demand by the Liquidity Provider (such demand to be made as soon as is practicable, but not later than 30 days after a Responsible Officer of the Liquidity Provider obtains or should reasonably have obtained knowledge of any event referred to above in this
Section 3.02), and subject to Section 2.09, the Borrower shall pay to the Liquidity Provider, from time to time as specified by the Liquidity Provider, additional amounts (which amounts shall be determined by the Liquidity Provider's reasonable allocations of the aggregate of such amounts resulting from such event among similarly affected credit and funding facilities) which shall be sufficient to compensate the Liquidity Provider for such increase in respect of issuing or maintaining its commitment hereunder or its funding or maintaining Advances; provided that, if such demand for payment is made after such 30 day period, the Borrower shall be obligated to pay such amounts only with respect to such increase actually effected on or after the 30th day prior to the date of such demand. A certificate describing the event (including setting forth the necessary calculations) resulting in the demand for compensation by the Liquidity Provider under this Section, prepared in reasonable detail and submitted by the Liquidity Provider to the Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

          The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this Section 3.02 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider. The Liquidity Provider agrees that if it shall make a demand for payment of additional amounts under this Section the Borrower shall have the right to obtain a Replacement Liquidity Facility in replacement of this Agreement in accordance with Section 3.6(e) of the Intercreditor Agreement.

          Section 3.03.  Payments Free of Deductions.  (a) All payments made by
                         ---------------------------
the Borrower under this Agreement shall be made free and clear of, and without reduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed, excluding Excluded Taxes (such non-excluded taxes being referred to herein, collectively, as "Non-Excluded Taxes" and,
                                                  ------------------
individually, as a "Non-Excluded Tax").  If any Non-Excluded Taxes are required
                    ----------------
to be withheld from any amounts payable to the Liquidity Provider under this Agreement, the amounts so payable to the Liquidity Provider shall be increased to the extent necessary to yield to the Liquidity Provider (after payment of all Non-Excluded Taxes) interest or any other such amounts payable under this Agreement at the rates or in the amounts specified in this Agreement. The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous to the Liquidity Provider. From time to time upon the reasonable request of the Borrower, the Liquidity Provider agrees to provide to the Borrower two original Internal Revenue Service Forms W-8 BEN or W-8 ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that the Liquidity Provider is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement.

          (b) All payments (including, without limitation, Advances) made by the Liquidity Provider under this Agreement shall be made free and clear of, and without reduction for or on account of, any Taxes. If any Taxes are required to be withheld or deducted from any amounts payable to the Borrower under this Agreement, the Liquidity Provider shall (i) within the time prescribed therefor by applicable law pay to the appropriate governmental or taxing authority the full amount of any such Taxes (and any additional Taxes in respect of the payment required under clause (ii) hereof) and make such reports or returns in connection therewith at the time or times and in the manner prescribed by applicable law, and (ii) pay to the Borrower an additional amount which (after deduction of all such Taxes) will be sufficient to yield to the Borrower the full amount which would have been received by it had no such withholding or deduction been made. Within 30 days after the date of each payment hereunder, the Liquidity

Provider shall furnish to the Borrower the original or a certified copy of (or other documentary evidence of) the payment of the Taxes applicable to such payment.

          Section 3.04.  Payments.  The Borrower shall make or cause to be made
                         --------
each payment to the Liquidity Provider under this Agreement so as to cause the same to be received by the Liquidity Provider not later than 1:00 P.M. (New York City time) on the day when due. The Borrower shall make all such payments in lawful money of the United States of America, to the Liquidity Provider in immediately available funds, by wire transfer to Citibank, N.A., New York, NY, ABA No. 021000089, Account Name: Morgan Stanley Capital Services Inc., Account No. 407-24-601, Reference: Midway Airlines, 2000-1B.

          Section 3.05.  Computations.  All computations of interest based on
                         ------------
the Base Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the LIBOR Rate shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          Section 3.06.  Payment on Non-Business Days.  Whenever any payment to
                         ----------------------------
be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and no additional interest shall be due as a result (and if so made, shall be deemed to have been made when due). If any payment in respect of interest on an Advance is so deferred to the next succeeding Business Day, such deferral shall not delay the commencement of the next Interest Period for such Advance (if such Advance is a LIBOR Advance) or reduce the number of days for which interest will be payable on such Advance on the next interest payment date for such Advance.

          Section 3.07.  Interest.  (a)  Subject to Section 2.09, the Borrower
                         --------
shall pay, or shall cause to be paid, without duplication, interest on (i) the unpaid principal amount of each Advance from and including the date of such Advance (or, in the case of an Applied Provider Advance, from and including the date on which the amount thereof was withdrawn from the Class B Cash Collateral Account to pay interest on the Class B Certificates) to but excluding the date such principal amount shall be paid in full (or, in the case of an Applied Provider Advance, the date on which the Class B Cash Collateral Account is fully replenished in respect of such Advance) and (ii) any other amount due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by law, installments of interest on Advances or any such other amount) which is not paid when due (whether at stated maturity, by acceleration or otherwise) from and including the due date thereof to but excluding the date such amount is paid in full, in each such case, at a fluctuating interest rate per annum for each day equal to the Applicable Liquidity Rate (as defined below) for such Advance or such other amount as in effect for such day, but in no event at a rate per annum greater than the maximum rate permitted by applicable law; provided, however, that, if at any time the otherwise applicable interest rate
--------  -------
as set
forth in this Section 3.07 shall exceed the maximum rate permitted by applicable law, then any subsequent reduction in such interest rate will not reduce the rate of interest payable pursuant to this Section 3.07 below the maximum rate permitted by applicable law until the total amount of interest accrued equals the amount of interest that would have accrued if such otherwise applicable interest rate as set forth in this Section 3.07 had at all times been in effect.

          (b) Each Advance will be either a Base Rate Advance or a LIBOR Advance as provided in this Section. Each such Advance will be a Base Rate Advance for the period from the date of its borrowing to (but excluding) the third Business Day following the Liquidity Provider's receipt of the Notice of Borrowing for such Advance. Thereafter, such Advance shall be a LIBOR Advance; provided that the Borrower (at the direction of the Controlling Party, so long as the Liquidity Provider is not the Controlling Party) may (x) convert the Final Advance into a Base Rate Advance on the last day of an Interest Period for such Advance by giving the Liquidity Provider no less than four Business Days' prior written notice of such election or (y) elect to maintain the Final Advance as a Base Rate Advance by not requesting a conversion of the Final Advance to a LIBOR Advance under Clause (5) of the applicable Notice of Borrowing (or, if such Final Advance is deemed to have been made without delivery of a Notice of Borrowing pursuant to Section 2.06, by requesting, prior to 11:00 AM on the first Business Day immediately following the Borrower's receipt of the applicable Termination Notice, such that such Final Advance not be converted from a Base Rate Advance to a LIBOR Advance).

          (c) Each LIBOR Advance shall bear interest during each Interest Period at a rate per annum equal to the LIBOR Rate for such Interest Period plus the Applicable Margin for such LIBOR Advance, payable in arrears on the last day of such Interest Period and, in the event of the payment of principal of such LIBOR Advance on a day other than such last day, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

          (d) Each Base Rate Advance shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for such Base Rate Advance, payable in arrears on each Regular Distribution Date and, in the event of the payment of principal of such Base Rate Advance on a day other than a Regular Distribution Date, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

          (e) Each Unapplied Provider Advance shall bear interest as provided in Section 3.07(b) hereof plus an amount equal to the amount by which (i) the
                          ----
Investment Earnings plus 0.50% per annum on the outstanding amount from time to time of such Advance for the period for which interest is calculated pursuant to clause (ii) hereof exceeds (ii) the amount of interest on such Unapplied Provider Advance under Section 3.07(b).

          (f) Each amount not paid by the Borrower when due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by applicable law, installments of interest on Advances but excluding Advances) shall bear interest at a rate per annum equal to the Base Rate plus 2.00% until paid.

          (g) Each change in the Base Rate shall become effective immediately. The rates of interest specified in this Section 3.07 with respect to any Advance or other amount shall be referred to as the "Applicable Liquidity Rate".
                                             -------------------------

          Section 3.08.  Replacement of Borrower.  From time to time and subject
                         -----------------------
to the successor Borrower's meeting the eligibility requirements set forth in
Section 6.9 of the Intercreditor Agreement applicable to the Subordination Agent, upon the effective date and time specified in a written and completed Notice of Replacement Subordination Agent in substantially the form of Annex V attached hereto (a "Notice of Replacement Subordination Agent") delivered to the
                    -----------------------------------------
Liquidity Provider by the then Borrower, the successor Borrower designated therein shall be substituted for as the Borrower for all purposes hereunder.

          Section 3.09.  Funding Loss Indemnification.  The Borrower shall pay
                         ----------------------------
to the Liquidity Provider, upon the request of the Liquidity Provider, such amount or amounts as shall be sufficient (in the reasonable opinion of the Liquidity Provider) to compensate it for any loss, cost, or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the Liquidity Provider to fund or maintain any LIBOR Advance (but excluding loss of anticipated profits) incurred as a result of:

          (1) Any repayment of a LIBOR Advance on a date other than the last day of the Interest Period for such Advance; or

          (2) Any failure by the Borrower to borrow a LIBOR Advance on the date for borrowing specified in the relevant notice under Section 2.02.

          Section 3.10.  Illegality.  Notwithstanding any other provision in
                         ----------
this Agreement, if any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Liquidity Provider (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Liquidity Provider (or its Lending Office) to maintain or fund its LIBOR Advances, then upon notice to the Borrower by the Liquidity Provider, the outstanding principal amount of the LIBOR Advances shall be converted to Base Rate Advances (a) immediately upon demand of the Liquidity Provider, if such change or compliance with such request, in the judgment of the Liquidity Provider, requires immediate repayment; or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

          Section 4.01.  Conditions Precedent to Effectiveness of Section 2.01.
                         -----------------------------------------------------
Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have
           --------------
been satisfied or waived:

          (a) The Liquidity Provider shall have received on or before the Closing Date each of the following, and in the case of each document delivered pursuant to paragraphs (i), (ii) and (iii), each in form and substance satisfactory to the Liquidity Provider:

          (i)   This Agreement duly executed on behalf of the Borrower;

          (ii) The Intercreditor Agreement duly executed on behalf of each of the parties thereto;

          (iii) Fully executed copies of each of the Operative Agreements executed and delivered on or before the Closing Date (other than this Agreement and the Intercreditor Agreement);

          (iv) A copy of the Offering Memorandum, and specimen copies of the Class B Certificates;

          (v) An executed copy of each document, instrument, certificate and opinion delivered on or before the Closing Date pursuant to the Class B Trust Agreement, the Intercreditor Agreement and the other Operative Agreements (in the case of each such opinion, other than the opinion of counsel for the Placement Agents, either addressed to the Liquidity Provider or accompanied by a letter from the counsel rendering such opinion to the effect that the Liquidity Provider is entitled to rely on such opinion as of its date as if it were addressed to the Liquidity Provider);

          (vi) Evidence that there shall have been made and shall be in full force and effect, all filings, recordings and/or registrations, and there shall have been given or taken any notice or other similar action as may be reasonably necessary or, to the extent reasonably requested by the Liquidity Provider, reasonably advisable, in order to establish, perfect, protect and preserve the right, title and interest, remedies, powers, privileges, liens and security interests of, or for the benefit of, the Trustees, the Borrower and the Liquidity Provider created by the Operative Agreements executed and delivered on or prior to the Closing Date;

          (vii) An agreement from Midway, pursuant to which (i) Midway agrees to provide copies of quarterly financial statements and audited annual financial statements to the Liquidity Provider, and such other information as the Liquidity Provider shall reasonably request with respect to the transactions contemplated by the Operative Agreements, in each case, only to the extent that Midway is obligated to provide such information pursuant to Section 8.04 of the Trust Agreement and (ii) Midway agrees to allow the Liquidity Provider to inspect Midway's books and records regarding such transactions, and to discuss such transactions with officers and employees of Midway; and

          (viii) Such other documents, instruments, opinions and approvals pertaining to the transactions contemplated hereby or by the other Operative Agreements as the Liquidity Provider shall have reasonably requested.

          (b) The following statement shall be true on and as of the Effective Date: No event has occurred and is continuing, or would result from the entering into of this Agreement or the making of any Advance, which constitutes a Liquidity Event of Default.

          (c) The Liquidity Provider shall have received payment in full of all fees and other sums required to be paid to or for the account of the Liquidity Provider on or prior to the Effective Date.

          (d) All conditions precedent to the issuance of the Certificates under the Trust Agreements shall have been satisfied or waived, all conditions precedent to the effectiveness of the other Liquidity Facilities shall have been satisfied or waived, and all conditions precedent to the purchase of the Certificates by the Placement Agents under the Placement Agreement shall have been satisfied (unless any of such conditions precedent shall have been waived by the Placement Agents).

          (e) The Borrower shall have received on or before the Closing Date each of the following:

          (i) The Guarantee Agreement, substantially in the form of Exhibit I hereto, duly executed on behalf of each of the parties thereto;

          (ii) A certificate, dated the date hereof, signed by a duly authorized representative of the Liquidity Provider, certifying that all conditions precedent to the effectiveness of Section 2.01 have been satisfied or waived.

          Section 4.02.  Conditions Precedent to Borrowing.  The obligation of
                         ---------------------------------
the Liquidity Provider to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and, prior to the date of such Borrowing, the Borrower shall have delivered a Notice of Borrowing which conforms to the terms and conditions of this Agreement and has been completed as may be required by the relevant form of the Notice of Borrowing for the type of Advances requested.


                                   ARTICLE V

                                   COVENANTS

          Section 5.01.  Affirmative Covenants of the Borrower.  So long as any
                         -------------------------------------
Advance shall remain unpaid or the Liquidity Provider shall have any Maximum Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Liquidity Provider hereunder, the Borrower will, unless the Liquidity Provider shall otherwise consent in writing:

          (a)  Performance of This and Other Agreements.  Punctually pay or
               ----------------------------------------
     cause to be paid all amounts payable by it under this Agreement and the other Operative Agreements and observe and perform in all material respects the conditions, covenants and requirements applicable to it contained in this Agreement and the other Operative Agreements.

          (b)  Reporting Requirements.  Furnish to the Liquidity Provider with
               ----------------------
     reasonable promptness, such other information and data with respect to the transactions contemplated by the Operative Agreements as from time to time may be reasonably requested by the Liquidity Provider; and permit the Liquidity Provider, upon reasonable notice, to inspect the Borrower's books and records with respect to such transactions and to meet with officers and employees of the Borrower to discuss such transactions.

          (c)  Certain Operative Agreements.  Furnish to the Liquidity Provider
               ----------------------------
     with reasonable promptness such Operative Agreements entered into after the date hereof as from time to time may be reasonably requested by the Liquidity Provider.

          Section 5.02.  Negative Covenants of the Borrower.  So long as any
                         ----------------------------------
Advance shall remain unpaid or the Liquidity Provider shall have any Maximum Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Liquidity Provider hereunder, the Borrower will not appoint or permit or suffer to be appointed any successor Borrower without the prior written consent of the Liquidity Provider, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE VI

                          LIQUIDITY EVENTS OF DEFAULT

          Section 6.01.  Liquidity Events of Default.  If (a) any Liquidity
                         ---------------------------
Event of Default has occurred and is continuing and (b) there is a Performing Note Deficiency, the Liquidity Provider may, in its discretion, deliver to the Borrower a Termination Notice, the effect of which shall be to cause (i) this Agreement to expire on the fifth Business Day after the date on which such Termination Notice is received by the Borrower, (ii) the Borrower to promptly request, and the Liquidity Provider to promptly make, a Final Advance in accordance with Section 2.02(d) hereof and Section 3.6(i) of the Intercreditor Agreement, (iii) all other outstanding Advances to be automatically converted into Final Advances for purposes of determining the Applicable Liquidity Rate for interest payable thereon, and (iv) subject to Sections 2.07 and 2.09 hereof, all Advances (including, without limitation, any Provider Advance and Applied Provider Advance), any accrued interest thereon and any other amounts outstanding hereunder to become immediately due and payable to the Liquidity Provider.


                                  ARTICLE VII

                                 MISCELLANEOUS

          Section 7.01.  Amendments, Etc.,  No amendment or waiver of any
                         ----------------
provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Liquidity Provider, and, in the case of an amendment or of a waiver by the Borrower, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 7.02.  Notices, Etc.  Except as otherwise expressly provided
                         ------------
herein, all notices and other communications provided for hereunder shall be in writing (including telecopier and mailed or delivered or sent by telecopier):

          Borrower:   ALLFIRST BANK
                      25 South Charles Street
                      Baltimore, MD 21201

                      Attention:      Corporate Trust Department
                      Telephone:      (410) 244-4626
                      Telecopy:       (410) 244-4236

          Liquidity
          Provider:   MORGAN STANLEY CAPITAL SERVICES INC.

                              1585 Broadway
                              New York, NY  10036

                      Attention: Michael Pohly/Chris Boas
                      Telecopy: (212) 761-0569

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the others. All such notices and communications shall be effective (i) if given by telecopier, when transmitted to the telecopier number specified above, (ii) if given by mail, when deposited in the mails addressed as specified above, and (iii) if given by other means, when delivered at the address specified above, except that written notices to the Liquidity Provider pursuant to the provisions of Articles II and III hereof shall not be effective until received by the Liquidity Provider. A copy of all notices delivered hereunder to either party shall in addition be delivered to each of the parties to the Participation Agreements at their respective addresses set forth therein.

          Section 7.03.  No Waiver: Remedies.  No failure on the part of the
                         -------------------
Liquidity Provider to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 7.04.  Further Assurances.  The Borrower agrees to do such
                         ------------------
further acts and things and to execute and deliver to the Liquidity Provider such additional assignments, agreements, powers and instruments as the Liquidity Provider may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Operative Agreements or to better assure and confirm unto the Liquidity Provider its rights, powers and remedies hereunder and under the other Operative Agreements.

          Section 7.05.  Indemnification; Survival of Certain Provisions.  The
                         -----------------------------------------------
Liquidity Provider shall be indemnified hereunder to the extent and in the manner described in Section 7.01 of the Participation Agreements and Section 6 of the Note Purchase Agreement. In addition, the Borrower agrees to indemnify, protect, defend and hold harmless the Liquidity Provider from, against and in respect of, and shall pay on demand, all Expenses of any kind or nature whatsoever (other than any Expenses of the nature described in Sections 3.01,
3.02 or 7.07 hereof or in the MSCS Fee Letter (regardless of whether indemnified against pursuant to said Sections or in such MSCS Fee Letter)), that may be imposed, incurred by or asserted against any Liquidity Indemnitee, in any way relating to, resulting from, or arising out of or in connection with any action, suit or proceeding by any third party against such Liquidity Indemnitee and relating to this Agreement, the MSCS Fee Letter, the Intercreditor Agreement or any Financing Agreement; provided, however, that the Borrower shall not be
                         --------  -------
required to indemnify, protect,
defend and hold harmless any Liquidity Indemnitee in respect of any Expense of such Liquidity Indemnitee (i) to the extent such Expense is attributable to the gross negligence or willful misconduct of such Liquidity Indemnitee or any other Liquidity Indemnitee, (ii) ordinary and usual operating overhead expense, or
(iii) attributable to the failure by such Liquidity Indemnitee or any other Liquidity Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in this Agreement, the Intercreditor Agreement, the MSCS Fee Letter or any other Operative Agreement to which it is a party. The indemnities contained in Section 7.01 of the Participation Agreements, and the provisions of Sections 3.01, 3.02, 3.03, 3.09, 7.05 and 7.07 hereof, shall survive the termination of this Agreement.

          Section 7.06.  Liability of the Liquidity Provider.  (a) Neither the
                         -----------------------------------
Liquidity Provider nor any of its officers, employees, directors or affiliates shall be liable or responsible for: (i) the use which may be made of the Advances or any acts or omissions of the Borrower or any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (iii) the making of Advances by the Liquidity Provider against delivery of a Notice of Borrowing and other documents which do not comply with the terms hereof; provided, however, that the Borrower shall have a claim
                  --------  -------
against the Liquidity Provider, and the Liquidity Provider shall be liable to the Borrower, to the extent of any damages suffered by the Borrower which were the result of (A) the Liquidity Provider's willful misconduct or negligence in determining whether documents presented hereunder comply with the terms hereof, or (B) any breach by the Liquidity Provider of any of the terms of this Agreement, including, but not limited to, the Liquidity Provider's failure to make lawful payment hereunder after the delivery to it by the Borrower of a Notice of Borrowing strictly complying with the terms and conditions hereof.

          (b) Neither the Liquidity Provider nor any of its officers, employees, director or affiliates shall be liable or responsible in any respect for (i) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with this Agreement or any Notice of Borrowing delivered hereunder, or (ii) any action, inaction or omission which may be taken by it in good faith, absent willful misconduct or negligence (in which event the extent of the Liquidity Provider's potential liability to the Borrower shall be limited as set forth in the immediately preceding paragraph), in connection with this Agreement or any Notice of Borrowing.

          Section 7.07.  Costs, Expenses and Taxes.  Subject to Section 2.09,
                         -------------------------
the Borrower agrees to pay, or cause to be paid (A) on the Effective Date and on such later date or dates on which the Liquidity Provider shall make demand, all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of outside counsel for the Liquidity Provider) of the Liquidity Provider in connection with the preparation, negotiation, execution, delivery, filing and recording of this Agreement, any other Operative Agreement and any other documents which may be delivered in connection with this Agreement and
(B) on demand, all reasonable costs and expenses (including reasonable counsel fees and expenses) of the Liquidity Provider in connection with (i) the enforcement of this Agreement or any other Operative Agreement, (ii) the modification or amendment of, or supplement to, this Agreement or any other Operative Agreement or such other documents which may be delivered in connection herewith or therewith (whether or not the same shall become effective) or (iii) any action or proceeding relating to any order, injunction, or other process or decree restraining or seeking to restrain the Liquidity Provider from paying any amount under this Agreement, the Intercreditor Agreement or any other Operative Agreement or otherwise affecting the application of funds in the Class B Cash Collateral Account. In addition, the Borrower shall pay any and all recording, stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, any other Operative Agreement and such other documents, and agrees to save the Liquidity Provider harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

          Section 7.08.  Binding Effect; Participations.
                         ------------------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Liquidity Provider and their respective successors and assigns, except that neither the Liquidity Provider (except as otherwise provided in this Section 7.08) nor (except as contemplated by Section 3.08) the Borrower shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the other party, subject to the requirements of Section 7.08(b). The Liquidity Provider may grant participations herein or in any of its rights hereunder (including, without limitation, funded participations and participations in rights to receive interest payments hereunder) and under the other Operative Agreements to such Persons as (not including Midway or any affiliate of Midway) the Liquidity Provider may in its sole discretion select, subject to the requirements of
Section 7.08(b). No such participation by the Liquidity Provider, however, will relieve the Liquidity Provider of its obligations hereunder. In connection with any participation or any proposed participation, the Liquidity Provider may disclose to the participant or the proposed participant any information that the Borrower is required to deliver or to disclose to the Liquidity Provider pursuant to this Agreement. The Borrower acknowledges and agrees that the Liquidity Provider's source of funds may derive in part from its participants. Accordingly, references in this Agreement and the other Operative Agreements to determinations, reserve and capital adequacy requirements, increased costs, reduced receipts, additional amounts due pursuant to Section 3.03(a) and the like as they pertain to the Liquidity Provider shall be deemed also to include those of each of its participants (subject, in each case, where such participant is not (i) a bank organized under the laws of the United States or any State thereof and (ii) a member of the Federal Reserve System with deposits exceeding $1,000,000,000 (a bank described in (i) and (ii) above being a "Reference Bank"), to the maximum amount that would have been incurred by or attributable to a Reference Bank directly if such Reference Bank, rather than the participant, had held the interest participated).

          (b) If, pursuant to subsection (a) above, the Liquidity Provider sells any participation in this Agreement to any bank or other entity (each, a "Transferee"), then, concurrently with the effectiveness of such participation,
 ----------
the Transferee shall (i) represent to the Liquidity Provider (for the benefit of the Liquidity Provider and the Borrower) either (A) that it is incorporated under the laws of the United States or a state thereof or (B) that under applicable law and treaties, no taxes will be required to be withheld with respect to any payments to be made to such Transferee in respect of this Agreement, (ii) furnish to the Liquidity Provider and the Borrower either (x) a statement that it is incorporated under the laws of the United States or a state thereof or (y) if it is not so incorporated, two copies of a properly completed United States Internal Revenue Service Form W-8 ECI or Form W-8 BEN, as appropriate, or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying, in each case, such Transferee's entitlement to a complete exemption from United States federal withholding tax in respect to any and all payments to be made hereunder, and (iii) agree (for the benefit of the Liquidity Provider and the Borrower) to provide the Liquidity Provider and the Borrower a new Form W-8 ECI or Form W-8 BEN, as appropriate, (A) on or before the date that any such form expires or becomes obsolete or (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it and prior to the immediately following due date of any payment by the Borrower hereunder, certifying in the case of a Form W-8 BEN or Form W-8 ECI that such Transferee is entitled to a complete exemption from United States federal withholding tax on payments under this Agreement. Unless the Borrower has received forms or other documents reasonably satisfactory to it (and required by applicable law) indicating that payments hereunder are not subject to United States federal withholding tax, the Borrower will withhold taxes as required by law from such payments at the applicable statutory rate.

          Section 7.09.  Severability.  Any provision of this Agreement which is
                         ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 7.10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY,
                         -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 7.11.  Submission to Jurisdiction; Waiver of Jury Trial;
                         -------------------------------------------------
Waiver of Immunity.  (a)  Each of the parties hereto hereby irrevocably and
------------------
unconditionally:

     (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

     (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to each party hereto at its address set forth in Section 7.02 hereof, or at such other address of which the Liquidity Provider shall have been notified pursuant thereto; and

     (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

           (b) THE BORROWER AND THE LIQUIDITY PROVIDER EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrower and the Liquidity Provider each warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

           Section 7.12.  Execution in Counterparts.  This Agreement may be
                          -------------------------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 7.13.  Entirety.  This Agreement, the Intercreditor Agreement
                         --------
and the other Operative Agreements to which the Liquidity Provider is a party constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of such parties.

          Section 7.14.  Headings.  Section headings in this Agreement are
                         --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 7.15.  LIQUIDITY PROVIDER'S OBLIGATION TO MAKE ADVANCES.
                         --------------------------------------- --------
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE OBLIGATIONS OF THE LIQUIDITY PROVIDER TO MAKE ADVANCES HEREUNDER, AND THE BORROWER'S RIGHTS TO DELIVER NOTICES OF BORROWING REQUESTING THE MAKING OF ADVANCES HEREUNDER, SHALL BE UNCONDITIONAL AND IRREVOCABLE, AND SHALL BE PAID OR PERFORMED, IN EACH CASE STRICTLY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first set forth above.

                                        ALLFIRST BANK, not in its individual
                                        capacity but solely as Subordination
                                        Agent, as agent and trustee for the
                                        Class B Trust, as Borrower

                                        By: /s/ Robert D. Brown
                                            --------------------------------
                                            Name: Robert D. Brown
                                            Title: Vice President


                                        MORGAN STANLEY CAPITAL
                                            SERVICES INC.,
                                            as Liquidity Provider


                                        By: /s/ Elinor L. Hoover
                                            --------------------------------
                                            Name: Elinor L. Hoover
                                            Title: Vice President

                                                                      Annex I to
                                                      Revolving Credit Agreement


                     INTEREST ADVANCE NOTICE OF BORROWING

          The undersigned, a duly authorized signatory of the undersigned borrower (the "Borrower"), hereby certifies to Morgan Stanley Capital Services
               --------
Inc. (the "Liquidity Provider"), with reference to the Revolving Credit
           ------------------
Agreement (2000-1B) dated as of September 27, 2000, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not
                         -------------------
otherwise defined herein being used herein as therein defined or referenced), that:

          (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

          (2) The Borrower is delivering this Notice of Borrowing for the making of an Interest Advance by the Liquidity Provider to be used, subject to clause (3)(v) below, for the payment of the interest on the Class B Certificates which was payable on ________________, ______ (the "Distribution Date") in accordance with the terms and provisions of the
      -----------------
     Class B Trust Agreement and the Class B Certificates which Advance is requested to be made on ________________, ______.

          (3) The amount of the Interest Advance requested hereby (i) is $ _______, to be applied in respect of the payment of the interest which was due and payable on the Class B Certificates on the Distribution Date, (ii) does not include any amount with respect to the payment of principal of, or premium on, the Class A Certificates, the Class B Certificates or the Class C Certificates, or interest on the Class A Certificates or the Class C Certificates, (iii) was computed in accordance with the provisions of the Class B Certificates, the Class B Trust Agreement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I),
     (iv) does not exceed the Maximum Commitment on the date hereof, (v) does not include any amount of interest which was due and payable on the Class B Certificates on such Distribution Date but which remains unpaid due to the failure of the Depositary to pay any amount pursuant to the Deposit Agreement on such Distribution Date and (vi) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing.

          (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will apply the same in accordance with the terms of Section 3.6(b) of the Intercreditor Agreement, (b) no portion of such amount shall be applied by the Borrower for any other purpose and
     (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

          The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, the making of the Interest Advance as requested by this Notice of Borrowing shall automatically reduce, subject to reinstatement in accordance with the terms of the Liquidity Agreement, the Maximum Commitment by an amount equal to the amount of the Interest Advance requested to be made hereby as set forth in clause (i) of paragraph (3) of this Certificate and such reduction shall automatically result in corresponding reductions in the amounts available to be borrowed pursuant to a subsequent Advance.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the __ day of ________________, _____.


                                        ALLFIRST BANK, not in its individual
                                          capacity but solely as Subordination
                                          Agent, as Borrower

                                        By: __________________________________
                                            Name:
                                            Title:

              SCHEDULE I TO INTEREST ADVANCE NOTICE OF BORROWING

  [Insert Copy of Computations in accordance with Interest Advance Notice of
                                  Borrowing]

                                                                     Annex II to
                                                      Revolving Credit Agreement


                   NON-EXTENSION ADVANCE NOTICE OF BORROWING

          The undersigned, a duly authorized signatory of the undersigned subordination agent (the "Borrower"), hereby certifies to Morgan Stanley Capital
                          ----------
Services Inc. (the "Liquidity Provider"), with reference to the Revolving Credit
                    --------- ----------
Agreement (2000-1B) dated as of September 27, 2000, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not
                         -------------------
otherwise defined herein being used herein as therein defined or referenced), that:

          (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

          (2) The Borrower is delivering this Notice of Borrowing for the making of the Non-Extension Advance by the Liquidity Provider to be used for the funding of the Class B Cash Collateral Account in accordance with
     Section 3.6(d) of the Intercreditor Agreement, which Advance is requested to be made on __________, ____.

          (3) The amount of the Non-Extension Advance requested hereby (i) is $________. ____, which equals the Maximum Commitment on the date hereof and is to be applied in respect of the funding of the Class B Cash Collateral Account in accordance with Section 3.6(d) of the Intercreditor Agreement,
     (ii) does not include any amount with respect to the payment of the principal of, or premium on, the Class B Certificates, or principal of, or interest or premium on, the Class A Certificates or the Class C Certificates, (iii) was computed in accordance with the provisions of the Class B Certificates, the Class B Trust Agreement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

          (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will deposit such amount in the Class B Cash Collateral Account and apply the same in accordance with the terms of
     Section 3.6(d) of the Intercreditor Agreement, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

          The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Non-Extension Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Liquidity Provider to make further Advances under the Liquidity Agreement; and (B) following the making by the Liquidity Provider of the Non-Extension Advance requested by this Notice of Borrowing, the Borrower shall not be entitled to request any further Advances under the Liquidity Agreement.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the ___ day of _________________, ____.


                                        ALLFIRST BANK, not in its individual
                                          capacity but solely as Subordination
                                          Agent, as Borrower


                                        By: __________________________________
                                            Name:
                                            Title:

            SCHEDULE I TO NON-EXTENSION ADVANCE NOTICE OF BORROWING

                [Insert Copy of computations in accordance with
                  Non-Extension Advance Notice of Borrowing]

                                                                    Annex III to
                                                      Revolving Credit Agreement


                     DOWNGRADE ADVANCE NOTICE OF BORROWING

          The undersigned, a duly authorized signatory of the undersigned subordination agent (the "Borrower"), hereby certifies to Morgan Stanley Capital
                          --------
Services Inc. (the "Liquidity Provider"), with reference to the Revolving Credit
                    --------- --------
Agreement (2000-1B) dated as of September 27, 2000, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not
                         -------------------
otherwise defined herein being used herein as therein defined or referenced), that:

          (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

          (2) The Borrower is delivering this Notice of Borrowing for the making of the Downgrade Advance by the Liquidity Provider to be used for the funding of the Class B Cash Collateral Account in accordance with
     Section 3.6(c) of the Intercreditor Agreement by reason of (i) the downgrading of the short-term unsecured debt rating of the Guarantor issued by any Rating Agency below the Threshold Rating or (ii) the occurrence of a Guarantee Event, which Advance is requested to be made on __________, ____.

          (3) The amount of the Downgrade Advance requested hereby (i) is $________. ____, which equals the Maximum Commitment on the date hereof and is to be applied in respect of the funding of the Class B Cash Collateral Account in accordance with Section 3.6(c) of the Intercreditor Agreement,
     (ii) does not include any amount with respect to the payment of the principal of, or premium on, the Class B Certificates, or principal of, or interest or premium on, the Class A Certificates or the Class C Certificates, (iii) was computed in accordance with the provisions of the Class B Certificates, the Class B Trust Agreement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

          (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will deposit such amount in the Class B Cash Collateral Account and apply the same in accordance with the terms of
     Section 3.6(c) of the Intercreditor Agreement, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

                                  III-2

          The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Non-Extension Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Liquidity Provider to make further Advances under the Liquidity Agreement; and (B) following the making by the Liquidity Provider of the Non-Extension Advance requested by this Notice of Borrowing, the Borrower shall not be entitled to request any further Advances under the Liquidity Agreement.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the ___ day of _________________,____.


                         ALLFIRST BANK, not in its individual capacity
                            but solely as Subordination Agent, as Borrower


                              By: _______________________________
                                  Name:
                                  Title:

            SCHEDULE I TO NON-EXTENSION ADVANCE NOTICE OF BORROWING

                [Insert Copy of computations in accordance with
                   Non-Extension Advance Notice of Borrowing]

                                                                     Annex IV to
                                                      Revolving Credit Agreement


                       FINAL ADVANCE NOTICE OF BORROWING

          The undersigned, a duly authorized signatory of the undersigned borrower (the "Borrower"), hereby certifies to Morgan Stanley Capital Services
               --------
Inc. (the "Liquidity Provider"), with reference to the Revolving Credit
           ------------------
Agreement (2000-1C) dated as of September 27, 2000, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not
                         -------------------
otherwise defined herein being used herein as therein defined or referenced), that:

          (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

          (2) The Borrower is delivering this Notice of Borrowing for the making of the Final Advance by the Liquidity Provider to be used for the funding of the Class C Cash Collateral Account in accordance with Section 3.6(i) of the Intercreditor Agreement by reason of the receipt by the Borrower of a Termination Notice from the Liquidity Provider with respect to the Liquidity Agreement, which Advance is requested to be made on

          (3) The amount of the Final Advance requested hereby (i) is $__________.__, which equals the Maximum Commitment on the date hereof and is to be applied in respect of the funding of the Class C Cash Collateral Account in accordance with Section 3.6(i) of the Intercreditor Agreement,
     (ii) does not include any amount with respect to the payment of principal of, or premium on, the Class C Certificates, or principal of, or interest or premium on, the Class A Certificates or the Class B Certificates, (iii) was computed in accordance with the provisions of the Class C Certificates, the Class C Trust Agreement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing.

          (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will deposit such amount in the Class C Cash Collateral Account and apply the same in accordance with the terms of
     Section 3.6(i) of the Intercreditor Agreement, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

          (5) The Borrower hereby requests that the Advance requested hereby be a Base Rate Advance [and that such Base Rate Advance be converted into a LIBOR Advance on the third Business Day following your receipt of this notice]/1/.


          The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Final Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Liquidity Provider to make further Advances under the Liquidity Agreement; and
(B) following the making by the Liquidity Provider of the Final Advance requested by this Notice of Borrowing, the Borrower shall not be entitled to request any further Advances under the Liquidity Agreement.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the ___ day of ______________, ____.


                              ALLFIRST BANK, not in its individual capacity
                                but solely as Subordination Agent, as Borrower


                              By:_________________________________
                                  Name:
                                  Title:


__________________

/1/ Bracketed language may be included at Borrower's option.

                SCHEDULE I TO FINAL ADVANCE NOTICE OF BORROWING

                [Insert Copy of Computations in accordance with
                       Final Advance Notice of Borrowing]

                                                                     Annex V  to
                                                      Revolving Credit Agreement


                             NOTICE OF TERMINATION

                                         [Date]

Allfirst Bank
   as Subordination Agent, as Borrower
25 South Charles Street
Baltimore, MD 21201

Attention:  Corporate Trust Department

Re: Revolving Credit Agreement dated as of September 27, 2000, between Allfirst Bank, as Subordination Agent, as agent and trustee for the Midway Airlines Pass Through Trust, 2000-1C, as Borrower, and Morgan Stanley Capital Services Inc. (the "Liquidity Agreement")


Ladies and Gentlemen:

          You are hereby notified that pursuant to Section 6.01 of the Liquidity Agreement, by reason of the occurrence of a Liquidity Event of Default and the existence of a Performing Note Deficiency (each as defined therein), we are giving this notice to you in order to cause (i) our obligations to make Advances (as defined therein) under such Liquidity Agreement to terminate on the fifth Business Day after the date on which you receive this notice and (ii) you to request a Final Advance under the Liquidity Agreement pursuant to Section 3.6(i) of the Intercreditor Agreement (as defined in the Liquidity Agreement) as a consequence of your receipt of this notice.

          THIS NOTICE IS THE "NOTICE OF TERMINATION" PROVIDED FOR UNDER THE LIQUIDITY AGREEMENT. OUR OBLIGATIONS TO MAKE ADVANCES UNDER THE LIQUIDITY AGREEMENT WILL TERMINATE ON THE FIFTH BUSINESS DAY AFTER THE DATE ON WHICH YOU RECEIVE THIS NOTICE.

                              Very truly yours,

                              Morgan Stanley Capital Services Inc.,
                                  as Liquidity Provider


                              By:________________________________
                                  Name:
                                  Title:



cc:  Allfirst Bank as Class C Trustee

                                                                    Annex VI  to
                                                      Revolving Credit Agreement


                   NOTICE OF REPLACEMENT SUBORDINATION AGENT

[Date]

Attention:

Re: Revolving Credit Agreement dated as of September 27, 2000, between Allfirst Bank, as Subordination Agent, as agent and trustee for the Midway Airlines Pass Through Trust, 2000-1C, as Borrower, and Morgan Stanley Capital Services Inc. (the "Liquidity Agreement")

Ladies and Gentlemen:

          For value received, the undersigned beneficiary hereby irrevocably transfers to:

                         ________________________________
                         [Name of Transferee]


                         _________________________________
                         [Address of Transferee]

all rights and obligations of the undersigned as Borrower under the Liquidity Agreement referred to above. The transferee has succeeded the undersigned as Subordination Agent under the Intercreditor Agreement referred to in the first paragraph of the Liquidity Agreement, pursuant to the terms of Section 8.1 of the Intercreditor Agreement.

          By this transfer, all rights of the undersigned as Borrower under the Liquidity Agreement are transferred to the transferee and the transferee shall hereafter have the sole rights and obligations as Borrower thereunder. The undersigned shall pay any costs and expenses of such transfer, including, but not limited to, transfer taxes or governmental charges.

          We ask that this transfer be effective as of _______________, ____.



                                        ALLFIRST BANK, not in its individual
                                         capacity but solely as Subordination
                                         Agent, as Borrower


                                        By ______________________________
                                           Name:
                                           Title:

                                                                    Exhibit I to
                                                      Revolving Credit Agreement


                          FORM OF GUARANTEE AGREEMENT


Midway Airlines Pass Through Trust 2000-1C

Ladies and Gentlemen:

          In consideration of the Revolving Credit Agreement (the "Agreement")
                                                                   ---------
dated as of September 27, 2000 between Morgan Stanley Capital Services Inc., a Delaware corporation (hereinafter "MSCS") and Allfirst Bank, as Subordination
                                   ----
Agent, as agent and trustee for the Midway Airlines Pass Through Trust 2000-1C ("Counterparty"), Morgan Stanley Dean Witter & Co., a Delaware Corporation
  ------------
(hereinafter "MSDW"), hereby irrevocably and unconditionally guarantees to
              ----
Counterparty, with effect from the date of the Agreement, the due and punctual payment of all amounts payable by MSCS under the Agreement when the same shall become due and payable, whether on scheduled payment dates, upon demand, upon declaration of termination or otherwise, in accordance with the terms of the Agreement and giving effect to any applicable grace period. Upon failure of MSCS punctually to pay any such amounts, and upon written demand by Counterparty to MSDW at its address set forth in the signature block of this Guarantee (or to such other address as MSDW may specify in writing), MSDW agrees to pay or cause to be paid such amounts; provided that delay by Counterparty in giving such demand shall in no event affect MSDW's obligations under this Guarantee.

          MSDW hereby agrees that its obligations hereunder shall be unconditional and will not be discharged except by complete payment of the amounts payable under the Agreement, irrespective of any claim as to the Agreement's validity, regularity or enforceability or the lack of authority of MSCS to execute or deliver the Agreement, or any change in or amendment to the Agreement, or any waiver or consent by Counterparty with respect to any provisions thereof, or the absence of any action to enforce the Agreement or the recovery of any judgment against MSCS or of any action to enforce a judgment against MSCS under the Agreement; or any similar circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally. MSDW hereby waives diligence, presentment, demand on MSCS for payment or otherwise (except as provided hereinabove), filing of claims requirement of a prior proceeding against MSCS and protest or notice except as provided for in the Agreement with respect to amounts payable by MSCS. If at any time payment under the Agreement is rescinded or must be otherwise restored or returned by Counterparty upon the insolvency, bankruptcy or reorganization of MSCS or MSDW or otherwise, MSDW's obligations hereunder with respect to such payment shall be reinstated upon such restoration or return being made by Counterpart.

          MSDW represents to Counterparty as of the date hereof, which representations will be deemed to be repeated by MSDW on each date on which a Transaction is entered into, that:

          (1) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guarantee and to perform the provisions of this Guarantee on its part to be performed;

          (2) its execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws or any law, regulation or contractual restriction binding on it or its assets;

          (3) all consents, authorizations, approvals and clearances (including, without limitation, any necessary exchange control approval) and notifications, reports and registrations requisite for its due execution, delivery and performance of this Guarantee have been obtained from or, as the case may be, filed with the relevant governmental authorities having jurisdiction and remain in full force and effect and all conditions thereof have been duly complied with and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for such execution, delivery or performance; and

          (4) this Guarantee is its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights or by general equity principles.

          By accepting this Guarantee and entering into the Agreement, Counterparty agrees that MSDW shall be subrogated to all rights of Counterparty against MSCS in respect of any amounts paid by MSDW pursuant to this Guarantee, provided that MSDW shall be entitled to enforce or to receive any payment arising out of or based upon such right of subrogation only to the extent that it has paid all amounts payable by MSCS under the Agreement.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.


                              MORGAN STANLEY DEAN WITTER & CO.



                              By:____________________________________
                              Name:
                              Title:

                              Address:   1585 Broadway
                                         3/rd/ Floor
                                         New York, NY 10036
                              Attention: Swap Group
                              Fax No.:   (212) 761-0162